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                                                                   EXHIBIT 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (No. 33-3836, No. 33-81706, No. 33-62645, No. 333-69081 and No. 333-69089).

                                                     /s/ Arthur Andersen LLP


Cincinnati, Ohio
April 14, 2000